Exhibit (h)(16)(ii)

SCHEDULE A

FUND OF FUNDS INVESTMENT AGREEMENT

List of Funds to Which the Agreement Applies

Last Updated: October 28, 2022

Investing Funds

EQ ADVISORS TRUST

1290 VT Convertible Securities Portfolio

1290 VT DoubleLine Opportunistic Bond Portfolio

1290 VT Equity Income Portfolio

1290 VT GAMCO Mergers & Acquisitions Portfolio

1290 VT GAMCO Small Company Value Portfolio

1290 VT High Yield Bond Portfolio

1290 VT Low Volatility Global Equity Portfolio

1290 VT Micro Cap Portfolio

1290 VT Moderate Growth Allocation Portfolio

1290 VT Multi-Alternative Strategies Portfolio

1290 VT Natural Resources Portfolio

1290 VT Real Estate Portfolio

1290 VT Small Cap Value Portfolio

1290 VT SmartBeta Equity ESG Portfolio

1290 VT Socially Responsible Portfolio

ATM International Managed Volatility Portfolio

ATM Large Cap Managed Volatility Portfolio

ATM Mid Cap Managed Volatility Portfolio

ATM Small Cap Managed Volatility Portfolio

EQ/2000 Managed Volatility Portfolio

EQ/400 Managed Volatility Portfolio

EQ/500 Managed Volatility Portfolio

EQ/AB Dynamic Aggressive Growth Portfolio

EQ/AB Dynamic Growth Portfolio

EQ/AB Dynamic Moderate Growth Portfolio

EQ/AB Short Duration Government Bond Portfolio

EQ/AB Small Cap Growth Portfolio

EQ/AB Sustainable U.S. Thematic Portfolio

EQ/Aggressive Growth Strategy Portfolio

EQ/All Asset Growth Allocation Portfolio

EQ/American Century Mid Cap Value Portfolio

EQ/American Century Moderate Growth Allocation Portfolio

EQ/AXA Investment Managers Moderate Allocation Portfolio

EQ/Balanced Strategy Portfolio EQ/Capital Group Research Portfolio

EQ/ClearBridge Large Cap Growth ESG Portfolio

EQ/ClearBridge Select Equity Managed Volatility Portfolio

EQ/Common Stock Index Portfolio

EQ/Conservative Growth Strategy Portfolio

EQ/Conservative Strategy Portfolio

EQ/Core Bond Index Portfolio

EQ/Emerging Markets Equity PLUS Portfolio

EQ/Equity 500 Index Portfolio

EQ/Fidelity Institutional AM® Large Cap Portfolio

EQ/First Trust Moderate Growth Allocation Portfolio

EQ/Franklin Growth Allocation Portfolio

EQ/Franklin Moderate Allocation Portfolio

EQ/Franklin Rising Dividends Portfolio

EQ/Franklin Small Cap Value Managed Volatility Portfolio

EQ/Franklin Strategic Income Portfolio

EQ/Global Equity Managed Volatility Portfolio

EQ/Goldman Sachs Growth Allocation Portfolio

EQ/Goldman Sachs Mid Cap Value Portfolio

EQ/Goldman Sachs Moderate Growth Allocation Portfolio

EQ/Growth Strategy Portfolio

EQ/Intermediate Government Bond Portfolio

EQ/International Core Managed Volatility Portfolio

EQ/International Equity Index Portfolio

EQ/International Managed Volatility Portfolio

EQ/International Value Managed Volatility Portfolio

EQ/Invesco Comstock Portfolio

EQ/Invesco Global Portfolio

EQ/Invesco Global Real Assets Portfolio

EQ/Invesco International Growth Portfolio

EQ/Invesco Moderate Allocation Portfolio

EQ/Invesco Moderate Growth Allocation Portfolio

EQ/Janus Enterprise Portfolio

EQ/JPMorgan Growth Allocation Portfolio

EQ/JPMorgan Value Opportunities Portfolio

EQ/Large Cap Core Managed Volatility Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Large Cap Growth Managed Volatility Portfolio

EQ/Large Cap Value Index Portfolio

EQ/Large Cap Value Managed Volatility Portfolio

EQ/Lazard Emerging Markets Equity Portfolio

EQ/Long-Term Bond Portfolio

EQ/Loomis Sayles Growth Portfolio

EQ/MFS International Growth Portfolio

EQ/MFS International Intrinsic Value Portfolio

EQ/MFS Mid Cap Focused Growth Portfolio

EQ/MFS Technology Portfolio

EQ/MFS Utilities Series Portfolio

EQ/Mid Cap Index Portfolio

EQ/Mid Cap Value Managed Volatility Portfolio

EQ/Moderate Growth Strategy Portfolio

EQ/Money Market Portfolio

EQ/Morgan Stanley Small Cap Growth Portfolio

EQ/PIMCO Global Real Return Portfolio

EQ/PIMCO Real Return Portfolio

EQ/PIMCO Total Return ESG Portfolio

EQ/PIMCO Ultra Short Bond Portfolio

EQ/Quality Bond PLUS Portfolio

EQ/Small Company Index Portfolio

EQ/T. Rowe Price Growth Stock Portfolio

EQ/T. Rowe Price Health Sciences Portfolio

EQ/Ultra Conservative Strategy Portfolio EQ/Value Equity Portfolio

EQ/Wellington Energy Portfolio

Equitable Conservative Growth MF/ETF Portfolio

(formerly, 1290 VT DoubleLine Dynamic Allocation Portfolio)

Equitable Growth MF/ETF Portfolio

Equitable Moderate Growth MF/ETF Portfolio

Multimanager Aggressive Equity Portfolio

Multimanager Core Bond Portfolio Multimanager Technology Portfolio

1290 FUNDS

1290 Diversified Bond Fund

1290 GAMCO Small/Mid Cap Value Fund 1290 High Yield Bond Fund

1290 Loomis Sayles Multi-Asset Income Fund

(formerly, 1290 DoubleLine Dynamic Allocation Fund)

1290 Multi-Alternative Strategies Fund

1290 SmartBeta Equity Fund

1290 Retirement 2020 Fund

1290 Retirement 2025 Fund

1290 Retirement 2030 Fund

1290 Retirement 2035 Fund

1290 Retirement 2040 Fund

1290 Retirement 2045 Fund

1290 Retirement 2050 Fund

1290 Retirement 2055 Fund

1290 Retirement 2060 Fund

Vanguard Funds*

Vanguard Bond Index Funds

Vanguard Short-Term Bond Index Fund

Vanguard Intermediate-Term Bond Index Fund

Vanguard Long-Term Bond Index Fund

Vanguard Total Bond Market Index Fund

Vanguard Ultra-Short Bond ETF

Vanguard Charlotte Funds

Vanguard Total International Bond Index Fund

Vanguard Index Funds

Vanguard 500 Index Fund

Vanguard Extended Market Index Fund

Vanguard Growth Index Fund

Vanguard Large-Cap Index Fund

Vanguard Mid-Cap Growth Index Fund

Vanguard Mid-Cap Index Fund

Vanguard Mid-Cap Value Index Fund

*	This Agreement applies only to the ETF share class of each Vanguard Fund listed in Schedule A.

Vanguard Funds*

Vanguard Small-Cap Growth Index Fund

Vanguard Small-Cap Index Fund

Vanguard Small-Cap Value Index Fund

Vanguard Value Index Fund

Vanguard Total Stock Market Index Fund

Vanguard International Equity Index Funds

Vanguard Emerging Markets Stock Index Fund

Vanguard European Stock Index Fund

Vanguard FTSE All-World ex-US Index Fund

Vanguard Pacific Stock Index Fund

Vanguard Total World Stock Index Fund

Vanguard FTSE All World ex-US Small-Cap Index Fund

Vanguard Global ex-U.S. Real Estate Index Fund

Vanguard Malvern Funds

Vanguard Short-Term Inflation-Protected Securities Index Fund

Vanguard Scottsdale Funds

Vanguard Short-Term Treasury Index Fund

Vanguard Intermediate-Term Treasury Index Fund

Vanguard Long-Term Treasury Index Fund

Vanguard Short-Term Corporate Bond Index Fund

Vanguard Intermediate-Term Corporate Bond Index Fund

Vanguard Long-Term Corporate Bond Index Fund

Vanguard Mortgage-Backed Securities Index Fund

Vanguard Russell 1000 Index Fund

Vanguard Russell 1000 Value Index Fund

Vanguard Russell 1000 Growth Index Fund

Vanguard Russell 2000 Index Fund

Vanguard Russell 2000 Value Index Fund

Vanguard Russell 2000 Growth Index Fund

Vanguard Russell 3000 Index Fund

Vanguard World Fund

Vanguard Communication Services Index Fund

Vanguard Consumer Discretionary Index Fund

Vanguard Consumer Staples Index Fund

Vanguard Energy Index Fund

Vanguard ESG International Stock ETF

Vanguard ESG U.S. Corporate Bond ETF

Vanguard ESG U.S. Stock ETF

Vanguard Extended Duration Treasury Index Fund

Vanguard Financials Index Fund

Vanguard Health Care Index Fund

Vanguard Industrials Index Fund

Vanguard Information Technology Index Fund

Vanguard Materials Index Fund

Vanguard Mega Cap Index Fund

Vanguard Mega Cap Growth Index Fund

Vanguard Mega Cap Value Index Fund

Vanguard Utilities Index Fund